SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2006

Panacos Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24241	11-3238476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

134 Coolidge Avenue

Watertown, Massachusetts 02472

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (617) 926-1551

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 24, 2006, the Board of Directors of Panacos Pharmaceuticals, Inc. (the “Company”) approved grants of stock options to the following Executive Officers:

Samuel K. Ackerman	860,000 shares
Graham P. Allaway	125,000 shares
Peyton J. Marshall	125,000 shares
David E. Martin	100,000 shares

Options to purchase common stock of the Company were granted pursuant to the Company’s 2005 Supplemental Equity Compensation Plan (the “2005 Plan”) at a purchase price of $8.27 per share, the closing selling price per share of the Company’s common stock on the Nasdaq National Market on January 23, 2006. The options will vest 1/48th per month over a 48 month period beginning on February 24, 2006 and, to the extent unexercised, the option grants will expire ten years from the date of grant. Forms of the 2005 Supplemental Equity Compensation Plan Incentive Stock Option Certificate and the 2005 Supplemental Equity Compensation Plan Non-Qualified Stock Option Certificate are attached as Exhibits 10.1 and 10.2 hereto, respectively, and incorporated herein.

In addition, on January 24, 2006, the Company’s Board of Directors approved grants of non-qualified stock options to each of the following non-employee Directors:

R. John Fletcher	15,000 shares
Jeremy Hayward-Surry	15,000 shares
Herbert H. Hooper	15,000 shares
Irwin Lerner	15,000 shares
Joseph M. Limber	15,000 shares
Eric W. Linsley	15,000 shares

Non-qualified options to purchase common stock of the Company were granted pursuant to the Company’s 2005 Plan at a purchase price of $8.27 per share, the closing selling price per share of the Company’s common stock on the Nasdaq National Market on January 23, 2006. The options will become exercisable in full on January 24, 2007 and, to the extent unexercised, the option grants will expire on January 24, 2016.

Furthermore, on January 24, 2006, the Company’s Board of Directors approved grants of restricted common stock to the following Executive Officers:

David E. Martin	25,000 shares

Restricted shares of common stock of the Company were granted pursuant to the Company’s 1998 Equity Incentive Plan (the “1998 Plan”) at a purchase price of $0.01 per share, the par value of the Company’s common stock. The Company has a right to repurchase these shares if the individual ceases to be an employee, director or consultant to the Company prior to January 24, 2007. A form of the 1998 Equity Incentive Plan Restricted Stock Agreement is attached as Exhibit 10.3 hereto and incorporated herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) The following exhibits are furnished with this report:

Exhibit Number	Description

10.1	Form of 2005 Supplemental Equity Compensation Plan Incentive Stock Option Certificate.

10.2	Form of 2005 Supplemental Equity Compensation Plan Non-Qualified Stock Option Certificate.

10.3	Form of 1998 Equity Incentive Plan Restricted Stock Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANACOS PHARMACEUTICALS, INC.
Dated: January 30, 2006

	By:	/s/ PEYTON J. MARSHALL
Peyton J. Marshall, Ph.D. Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of 2005 Supplemental Equity Compensation Plan Incentive Stock Option Certificate.

10.2	Form of 2005 Supplemental Equity Compensation Plan Non-Qualified Stock Option Certificate.

10.3	Form of 1998 Equity Incentive Plan Restricted Stock Agreement.